UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2016
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)
224 Airport Parkway, San Jose, CA 95110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Financial Operations and Financial Condition
On January 28, 2016, Quantum Corporation issued a press release announcing earnings for its third quarter and first nine months of fiscal 2016, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers
Effective January 26, 2016, Linda M. Breard resigned as Senior Vice President & Chief Financial Officer of the Company to pursue another opportunity.  The Company’s Vice President, Financial Planning and Analysis, Chris Willis, will serve as Interim Chief Financial Officer while the Company completes its search process for a permanent Chief Financial Officer.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release, dated January 28, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

/s/ SHAWN D. HALL
Shawn D. Hall Senior Vice President, General Counsel and Secretary

Dated:    January 28, 2016

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated January 28, 2016.